UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 21, 2010

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2010, the Compensation Committee (“Committee”) of the Board of Directors of Forest Oil Corporation (“Forest”) approved a grant of performance unit awards under Forest’s 2007 Stock Incentive Plan (the “Plan”) to certain of Forest’s officers, including the President and Chief Executive Officer, pursuant to performance unit award agreements entered into by and between Forest and each officer.  Under the terms of the award agreements, each performance unit represents a contractual right to receive one share of Forest’s common stock; provided that the actual number of shares that may be deliverable under an award will range from 0% to 200% of the number of performance units identified in the award (the “Initial Performance Units”), depending on Forest’s relative total shareholder return in comparison to the peer companies identified in the form of award agreement during the thirty-six month performance period also identified in the form of agreement.  Pursuant to the award agreements, in the event of certain triggering events, such as a change of control or an involuntary termination (in each case as defined in the form of award agreement), the performance period will be shortened to the date of the triggering event.  In other instances, such as the officer’s death or disability (as defined in the form of performance unit ward agreement), the officer will receive a number of shares equal to the Initial Performance Units multiplied by a fraction, the numerator of which is the number of full months worked during the performance period and the denominator of which is thirty-six.  The foregoing is not a complete description of all the terms and conditions of the performance unit award agreements and is qualified in its entirety to the full text of the performance unit award agreements, forms of which are incorporated as exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

The performance unit awards referenced above relate to the performance period beginning on April 1, 2010, and ending on March 31, 2013, and include an award of 75,500 Initial Performance Units to H. Craig Clark, in addition to awards to other executive officers, including the following:  J.C. Ridens, 30,000 Initial Performance Units; Michael N. Kennedy, 22,500 Initial Performance Units; Cyrus D. Marter IV, 15,000 Initial Performance Units; and Victor A. Wind, 10,000 Initial Performance Units.

Each of the officers receiving a performance unit award also received an award of restricted stock substantially similar in form and substance (except with respect to the number of shares received) to that received in previous years.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                Exhibits.

Exhibit	Description

10.1	Form of Performance Unit Award Agreement (US) pursuant to the Forest Oil Corporation 2007 Stock Incentive Plan, as amended.

10.2	Form of Performance Unit Award Agreement (Canada) pursuant to the Forest Oil Corporation 2007 Stock Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated: May 26, 2010	By	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Senior Vice President, General
Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

10.1	Form of Performance Unit Award Agreement (US) pursuant to the Forest Oil Corporation 2007 Stock Incentive Plan, as amended.

10.2	Form of Performance Unit Award Agreement (Canada) pursuant to the Forest Oil Corporation 2007 Stock Incentive Plan, as amended.